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                                  EXHIBIT 10.24


                        WAIVER AND TERMINATION AGREEMENT

THIS WAIVER AND TERMINATION AGREEMENT (this "Waiver") is made as of August 14, 1998, by Citicorp Venture Capital, Ltd., a New York corporation ("CVC"), and Gerber Childrenswear, Inc., a Delaware corporation (f/k/a GCIH, Inc. and referred to herein as, tile "Company"). The Company and CVC are sometimes referred to in this Waiver collectively as the "Parties" and individually as a "Party." Capitalized terms used in this Waiver shall have thc meanings expressly ascribed to them in this Waiver.

WHEREAS, the Company and various members of the Company's management (each a "Manager") are party to the Manager Securities Purchase Agreements dated as of February 28. 1997, July 25, 1997 or November 26, 1997 and described on Schedule 1 hereto (collectively. thc "Manager Agreements") pursuant to which the Company sold, and the various employees purchased, shares of Stock; and

WHEREAS, the Company and Lawrence R. Glenn ("Glenn") are party to the Investor Stock Purchase Agreement dated as of January 22, 1996 and described on Schedule 1 hereto (the "Investor Agreement") pursuant to which the Company sold, and Glenn purchased, shares of Stock; and

WHEREAS, the Company and Joseph Medalie ("Medalie") are parties to the Director Stock Purchase Agreement dated as of February 11, 1997 and described on Schedule I hereto (thc "Director Agreement") pursuant to which the Company, sold and Medalie purchased, shares of Stock; and

WHEREAS, pursuant to each of the Manager Agreements, the Stock is subject to vesting over a live-year period beginning on the date of the relevant Manager Agreement and ending on the fifth anniversary thereof (the "Five-Year Period");

WHEREAS pursuant to each of the Manager Agreements after the Five-Year Period lapses, the Company (and CVC if the Company does not so elect) has a continuing and perpetual right to repurchase the Vested Stock owned by a Manager, at a price equal to the Vested Stock's Book Value, if such Manager's employment with the Company is terminated for any reason at any time (the "Manager Repurchase Options");

WHEREAS, pursuant to each of the Director Agreement and the Investor Agreement, the Company is entitled to repurchase the Stock owned by Glenn and Medalie at any time at a price al to the Stock's Book Value (the "Director Repurchase Options");

WHEREAS, in connection with the initial public offering of the Company's common stock (the "IPO"), the Company desires to waive and terminate its rights arising under the each of thc Manager Repurchase Options and Director Repurchase Options;


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WHEREAS, in connection with the IPO, CVC desires to waive and terminate its rights arising under each of the Manager Repurchase Options;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CVC and the Company hereby intend to be legally bound as follows:

SECTION 1.        CERTAIN DEFINITIONS.

         "Book Value" has the meaning ascribed to it in each of the Manager Agreements, tile Director Agreement and the Investor Agreement.

         "Stock" means shares of capital stock of the Company purchased under each of the Manager Agreements, the Director Agreement and the Investor Agreement.

         "Vested Stock" has the meaning ascribed to it in each of the Manager Agreements.

SECTION 2.    WAIVER AND TERMINATION.

   a) The Company agrees and acknowledges that its past, present and future rights to (i) repurchase Vested Stock arising under the Manager Repurchase Options and (ii) repurchase Stock under the Director Repurchase Options are hereby waived and terminated and the provisions giving rise to such rights shall have no further force and effect for now and for all times hereafter.

   b) CVC agrees and acknowledges that its past, present and future rights to repurchase Vested Stock arising under the Manager Repurchase Options arc hereby waived and terminated and the provisions giving rise to such rights shall have no further force and effect for now and for all times hereafter.

SECTION 3. LIMITATION OF WAIVER. The Company and CVC expressly limit the waiver and termination set forth in Section 2 to those rights arising under the Manager Repurchase Options and Director Repurchase Options as expressly defined herein. Except as expressly set forth herein, all such agreements and all rights and obligations of the Parties arising under the Manager Agreements, the Directors Agreement and the Investor Agreement shall continue in full force. Notwithstanding anything contained herein, the Parties expressly reaffirm the existence and survival of their rights under each Manager Agreement to repurchase Stock prior to the lapsing of the Five-Year Period subject to the terms and conditions set forth in the Manager Agreements.

SECTION 4. FURTHER ASSURANCES. The Company and CVC agree to take any further action and execute any further documents as may be necessary to effectuate the foregoing; provided that the expenses related to such further action are paid for or reimbursed by the Company.

SECTION 5. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT PROVISIONS OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE LAWS OF ANY OTHER JURISDICTION OTHER THAN THE STATE OF NEW YORK TO BE APPLIED.

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         IN WITNESS WHEREOF, the Parties hereto have executed this Waiver as of the date first written above.

                                            GERBER CHILDRENSWEAR, INC.


                                            By: /s/ Richard L. Solar
                                               ---------------------------------
                                            Name: Richard L. Solar
                                            Title:   Senior Vice President



                                            CITICORP VENTURE CAPITAL, LTD.


                                            By: /s/ John D. Weber
                                               ---------------------------------
                                            Name: John D. Weber
                                            Title:   Vice President



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A.       Manager Agreements

         Manager Securities Purchase Agreement dated as of February 28, 1997 by and between GCIH, Inc. and Gerardo M. Arce.

         Manager Securities Purchase Agreement dated as of February 28, 1997 by and between GCIH, Inc. and Larry L. Bateman.

         Manager Securities Purchase Agreement dated as of February 28, 1997 by and between GCIH, Inc. and Charles W. Berry.

         Manager Securities Purchase Agreement dated as of February 28, 1997 by and between GCIH, Inc. and Ronald C. Boone.

         Manager Securities Purchase Agreement dated as of February 28, 1997 by and between GCIH, Inc. and Harvey Burak.

         Manager Securities Purchase Agreement dated as of February 28, 1997 by and between GCIH, Inc. and LeeAnn Carroll.

         Manager Securities Purchase Agreement dated as of February 28, 1997 by and between GCIH, Inc. and Jay R. Cope.

         Manager Securities Purchase Agreement dated as of February 28, 1997 by and between GCIH, Inc. and Robert L. Gall.

         Manager Securities Purchase Agreement dated as of February 28, 1997 by and between GCIH, Inc. and George J. Boltz.

         Manager Securities Purchase Agreement dated as of February 28, 1997 by and between GCIH, Inc. and Bobbie C. Greene.

         Manager Securities Purchase Agreement dated as of February 28, 1997 by and between GCIH, Inc. and David R. Hamilton.

         Manager Securities Purchase Agreement dated as of February 28, 1997 by and between GCIH, Inc. and Kenneth R. Heatter.

         Manager Securities Purchase Agreement dated as of February 28, 1997 by and between GCIH, Inc. and Earle R. Keaton, Jr.

         Manager Securities Purchase Agreement dated as of February 28, 1997 by and between GCIH, Inc. and Douglas E. Klein.

         Manager Securities Purchase Agreement dated as of February 28, 1997 by and between GCIH, Inc. and Christine R. Lanigan.


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         Manager Securities Purchase Agreement dated as of February 28, 1997 by and between GCIH, Inc. and Angela C. Lombardi.

         Manager Securities Purchase Agreement dated as of February 28, 1997 by and between GCIH, Inc. and Raymond R. McManus.

         Manager Securities Purchase Agreement dated as of February 28, 1997 by and between GCIH, Inc. and Jacqueline D. McNulty.

         Manager Securities Purchase Agreement dated as of February 28, 1997 by and between GCIH, Inc. and Jeffrey Mintz.

         Manager Securities Purchase Agreement dated as of February 28, 1997 by and between GCIH, Inc. and Deanna L. Parris.

         Manager Securities Purchase Agreement dated as of February 28, 1997 by and between GCIH, Inc. and John Larry Pelt.

         Manager Securities Purchase Agreement dated as of February 28, 1997 by and between GCIH, Inc. and David C. Pittman.

         Manager Securities Purchase Agreement dated as of February 28, 1997 by and between GCIH, Inc. and James B. Robertson.

         Manager Securities Purchase Agreement dated as of February 28, 1997 by and between GCIH, Inc. and Marvin E. Roberts.

         Manager Securities Purchase Agreement dated as of February 28, 1997 by and between GCIH, Inc. and Jeanne E. Scanell.

         Manager Securities Purchase Agreement dated as of February 28, 1997 by and between GCIH, Inc. and Eugene L. Scarpa.

         Manager Securities Purchase Agreement dated as of February 28, 1997 by and between GCIH, Inc. and Lee M. Schaeffer.

         Manager Securities Purchase Agreement dated as of February 28, 1997 by and between GCIH, Inc. and Dwight Smith.

         Manager Securities Purchase Agreement dated as of February 28, 1997 by and between GCIH, Inc. and Dale F. Tarlow.

         Manager Securities Purchase Agreement dated as of February 28, 1997 by and between GCIH, Inc. and Philip V. Todaro.

         Manager Securities Purchase Agreement dated as of February 28, 1997 by and between GCIH, Inc. and Holly H. Waddell.


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         Manager Securities Purchase Agreement dated as of February 28, 1997 by and between GCIH, Inc. and Deidre A. Wahlberg.

         Manager Securities Purchase Agreement dated as of February 28, 1997 by and between GCIH, Inc. and Ralph L. Wheeler.

         Manager Securities Purchase Agreement dated as of February 28, 1997 by and between GCIH, Inc. and Philip R. Whitaker.

         Manager Securities Purchase Agreement dated as of July 25, 1997 by and between GCIH, Inc. and Robert L. Gall.

         Manager Securities Purchase Agreement dated as of July 25, 1997 by and between GCIH, Inc. and David G. Phillips.

         Manager Securities Purchase Agreement dated as of July 25, 1997 by and between GCIH, Inc. and Raymond McManus.

         Manager Securities Purchase Agreement dated as of September 30, 1997 by and between GCIH, Inc. and Susan M. Vander Molen.

         Manager Securities Purchase Agreement dated as of November 26, 1997 by and between GCIH, Inc. and David Hamilton.

         Manager Securities Purchase Agreement dated as of November 26, 1997 by and between GCIH, Inc. and Robert P. Robertson.



B.       Investor Agreement

         Investor Stock Purchase Agreement dated as of January 22, 1996 by and between GCIH, Inc. and Lawrence R. Glenn.

C.       Director Agreement

         Director Stock Purchase Agreement dated as of February 11, 1997 by and between GCIH, Inc. and Joseph Medalie.